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                                                                    EXHIBIT 32

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                             PURSUANT TO SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of CanArgo Energy Corporation (the "Company") hereby certify that the Company's quarterly report on Form 10-Q for the quarterly period ended September 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Dr David Robson
                                        ---------------------
Dated: May 17, 2004                     Dr David Robson
                                        Chairman, President and Chief
                                        Executive Officer

                                        /s/ Vincent McDonnell
                                        ---------------------
Dated: May 17, 2004                     Vincent McDonnell
                                        Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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